UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2007

TELOS CORPORATION

(Exact name of registrant as specified in charter)

Maryland	1-8443	52-0880974
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principle executive offices)	(Zip Code)

(703) 724-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Telos Corporation announced that at a special meeting held on May 31, 2007 and reconvened on June 18, 2007, the following two individuals were elected as Class D directors to its board of directors: Messrs. Seth W. Hamot and Andrew R. Siegel.

Mr. Hamot has been the Managing Member of Roark, Rearden & Hamot Capital Management, LLC (“RRHCM”) and the owner of its corporate predecessor Roark, Rearden & Hamot, Inc since 1997. RRHCM is the investment manager to Costa Brava Partnership III L.P. (“Costa Brava”), an investment fund, whose principal business is to make investments in, buy, sell, hold, pledge and assign securities. Mr. Hamot is also the President of Roark, Rearden & Hamot, LLC, the general partner of Costa Brava.

Mr. Siegel has been a Senior Vice President of Roark, Rearden & Hamot Capital Management, LLC (“RRHCM”) since 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 19, 2007

TELOS CORPORATION

	By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer